The Emerging Markets
                                 Income Fund II Inc

                                                              December 27, 2000

Dear Shareholder:

We are pleased to provide this semi-annual report for The Emerging Markets Income Fund II Inc. (the "Fund") as of November 30, 2000. Included are market commentary on the results in the emerging market debt sector, a statement of the Fund's investments and unaudited financial statements for the six-month period ended November 30, 2000.

The net asset value ("NAV")1 of the Fund increased from $10.84 per share on May 31, 2000 to $10.96 per share on November 30, 2000. Dividends of $0.825 per share from net investment income were declared during the period. Assuming reinvestment of these dividends in additional shares of the Fund, the total return based on NAV for the six months ended November 30, 2000 was 8.52%. In comparison, the J.P. Morgan Emerging Bond Markets Index Plus ("EMBI+")2 posted a return of 7.50% for the same period.

As of November 30, 2000, the Fund, as a percentage of total investments, was 100% invested in securities of emerging markets issuers, including obligations of sovereign governments and companies.

EMERGING MARKETS DEBT

Emerging markets debt returned 7.50% for the six months ended November 30, 2000, as measured by the EMBI+. Performance was mixed throughout the reporting period as a handful of individual country returns drove performance. Volatility in the equity markets, heightened tension in the Middle East and a U.S. presidential election like no other in history impacted performance for the period. Individual country performance was balanced with eight countries outperforming and eight countries underperforming the EMBI+ return. Notable outperformers were Russia, Venezuela, Mexico and Nigeria, which posted double-digit returns.

Throughout the reporting period, the Federal Reserve Board ("Fed") continued its policy of slowing the pace of growth within the U.S. economy. The inflationary bias, now in effect for the past seven Federal Open Market Committee ("FOMC")3 meetings was maintained at the November 15th meeting. The FOMC hiked rates 50 basis points to 6.50% at its May 16th meeting. This was the only

------------------
1 The NAV is calculated by substracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the results (total net assets) by the total number of shares outstanding. The NAV fluctuates with changes in the value of the securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is at their market (NYSE) price.
2 The EMBI+ is a total return index that tracks the traded market for U.S.
  dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging market. Please note that an investor cannot invest directly in an index.
3 The FOMC is a policy-making body of the Federal Reserve System, the U.S.
  central bank, that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

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federal funds rate ("fed funds rate")4 change during the six-month period ended
November 30, 2000.

Oil price strength over the past six months continued to drive many emerging market economies. Oil prices ended the period at $32.88 per barrel up over 27% in six months. In our view, Russia, Venezuela, Mexico and Colombia, the primary emerging market oil producers, continue to benefit from rising oil prices.

Return volatility5 for emerging markets debt remained substantially low relative to year-earlier levels. We believe the decline in volatility is a function of reduced leverage in the market coupled with expanded investor interest in the asset class. During the twelve-month period ended November 30, 2000, return volatility for the EMBI+ totaled 8.53%, down substantially from the 1999 levels of 15.99%.

Ecuador's securities were the best performing securities in the EMBI+ returning 58.67% for the period. Ecuador completed its debt restructuring of defaulted Brady bonds6, exchanging them for two issues of international bonds, one maturing in 2012 and one maturing in 2030. The relatively fast resolution of the Brady bond default surprised the market and drove Ecuador's September returns well above the EMBI+ in a difficult month for emerging markets. In addition, the Paris Club granted Ecuador a standard rescheduling of US$880 million of bilateral debt7. This Paris Club rescheduling represents all arrears plus all payments falling due through April 2001, when Ecuador's current stand-by agreement with the International Monetary Fund ("IMF") expires. While Ecuador continues to face a number of economic and political challenges, we believe the debt restructuring gives the country time to deal with these challenges.

Securities issued by Venezuela returned 12.40% for the period, third highest in the EMBI+. Oil price strength continues to drive the Venezuelan economy. We believe that Venezuela's fiscal and external accounts are benefiting from high oil prices. Venezuela's large volume of oil production and its relatively low debt load make it one of the most leveraged oil and gas producers in the emerging markets. Politics has been the other key influence on returns in Venezuela this year. President Chavez was re-elected to a six-year term in July. International cash reserves now exceed total public sector external debt, which stands at $21 billion. In our view, the country continues to be an attractive credit at current spread levels, trading at approximately 100 basis points8 over the EMBI+.

Securities issued by Russia were the fourth best-performing securities in the EMBI+ over the past six months, returning 12.07%. It is also the best performer year-to-date. The country continues to work with the IMF on an expanded financing package. Most notable during the period were:

o The Duma approved the terms of Russia's debt restructuring with the London Club of creditors. The Russian government signed the agreements and the debt restructuring closed in August;

----------------
4 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
5 Return volatility is the standard deviation of monthly returns over the period being measured.
6 Brady bonds are public issues. U.S. dollar denominated bonds of developing countries, mainly Latin America, that were exchanged, in a restructuring, for commercial bank loans in default.
7 The Paris Club is the official group of sovereign lenders who have extended credit to sovereign governments.
8 A basis point is 0.01% or one one-hundredth of a percent.

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o Tax collections continued to run ahead of budgeted levels, leading to a stronger than anticipated fiscal balance; and

o Rising oil prices helped expand Russia's hard currency reserve position. Russian reserves have doubled over the previous year and now exceed $26 billion. This reserve position substantially strengthens Russia's credit quality.

This broad range of events encouraged investors to reassess the outlook for Russia. Russian debt prices reflected this improved outlook. We have remained overweighted in Russia during the past six months.

Mexico's securities returned 11.92% for the period. Mexico has been viewed by investors as a safe-haven in emerging markets since Moody's Investor Service upgraded its foreign currency debt rating to investment grade (Baa3). Sound fiscal policies, increased political stability and a reduced debt burden continue to be viewed positively by outside investors. That perception was enhanced when Vincente Fox, the PAN candidate, was elected president on July 2nd 2000. The election marked the first defeat for the PRI party in over 70 years of presidential politics. We believe that this evolutionary opening of the Mexican political system further establishes Mexico as a leading issuer in emerging markets from a credit perspective.

Argentina's securities lagged the returns of the EMBI+ for the period returning 1.49%. Our underweight position in Argentina continues to contribute to our overall performance. We believe that the Argentine economy must grow at a more accelerated pace in order to reduce the fiscal pressure of its debt amortization schedule. The Argentine federal government secured an attractive IMF package to alleviate its debt burden in 2001. The market reacted positively and sparked a late rally in Argentine bonds. We continue to remain underweight but are monitoring its progress carefully.

Finally, Peru's debt performance significantly trailed the EMBI+ return for the period, returning a negative 0.74%. Political uncertainty has risen in Peru following the resignation of President Fujimori, precipitated by heightened allegations of election fraud. New elections are scheduled for April 2001. While the situation is likely to remain volatile, it is our view that Peru remains totally committed to servicing its debt.

OUTLOOK

The emerging market closed the month of November with spreads at 805 basis points over Treasuries. We believe the forces that led to strong emerging markets performance over the last two years remain intact. We believe that reduced volatility levels and improving country fundamentals will continue to drive valuations in the emerging market debt sector. In addition, we believe that six emerging market countries are on alert for credit upgrade by the rating agencies.

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ANNUAL SHAREHOLDERS MEETING

The Fund held its annual shareholders meeting on September 7, 2000. At the meeting, shareholders elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund. The following table provides information concerning the matters voted on at the meeting.

1. ELECTION OF DIRECTORS

               NOMINEES                 VOTES FOR              VOTES WITHHELD
               ---------                ---------              --------------
               Charles Barker           20,500,535                 222,343
               William Cvengros*        20,505,528                 217,350

* Mr. Cvengros subsequently resigned from the Board of Directors on November 21, 2000.

2. RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS OF THE FUND

               VOTES FOR              VOTES AGAINST            VOTES ABSTAINED
               ---------              ------------             ---------------
               20,464,818                 94,969                    163,091

In a continuing effort to provide timely information about the Emerging Markets Income Fund II Inc., shareholders can call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. (EST), for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information regarding your Emerging Markets Income Fund II Inc. stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

Thank you for your investment in The Emerging Markets Income Fund II Inc. We look forward to helping you pursue your investment goals in the years to come.

Sincerely,

/s/ Stephen J. Treadway                      /s/ Heath B. McLendon
Stephen J. Treadway                          Heath B. McLendon
Co-Chairman of the Board                     Co-Chairman of the Board

/s/ Peter J. Wilby                           /s/ James E. Craige
Peter J. Wilby                               James E. Craige
Executive Vice President                     Executive Vice President





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Statement of Investments (unaudited)
November 30, 2000


     Principal
    Amount (a)    BONDS+ -- 92.2%                                                                   Value
--------------------------------------------------------------------------------------------------------------
                  ARGENTINA -- 9.7%
                  Republic of Argentina:
Peso 4,700,000      8.750% due 7/10/02 ..................................................      $  4,136,786
     1,000,000      14.100% due 11/30/02* ...............................................           962,500
    10,250,000      11.725% due 4/10/05*(b) .............................................         9,532,500
Peso 7,000,000      11.750% due 2/12/07 .................................................         5,627,319
       500,000      11.750% due 2/12/07# ................................................           401,875
    10,010,000      11.750% due 4/7/09 ..................................................         8,658,650
Peso 2,913,101      BOCON, Pro 1, 2.598% due 4/1/07* ....................................         1,925,103
                                                                                               ------------
                                                                                                 31,244,733
                                                                                               ------------
                  BRAZIL -- 10.5%
                  Federal Republic of Brazil:
    13,868,000      12.250% due 3/6/30 ..................................................        11,562,445
    25,826,000      11.000% due 8/17/40 .................................................        19,117,697
     3,669,375      MYDFA Trust Certificates, 7.625% due 9/15/07* .......................         3,128,142
                                                                                               ------------
                                                                                                 33,808,284
                                                                                               ------------
                  BULGARIA -- 5.2%
    24,450,000    Republic of Bulgaria, FLIRB, Series A, 3.000% due 7/28/12* ............        16,809,402
                                                                                               ------------
                  COLUMBIA -- 3.5%
                  Republic of Columbia:
       925,000      7.270% due 6/15/03 ..................................................           851,000
    12,910,000      11.750% due 2/25/20 .................................................        10,311,863
                                                                                               ------------
                                                                                                 11,162,863
                                                                                               ------------
                  COSTA RICA -- 1.0%
                  Costa Rica:
       800,000      9.995% due 8/1/20# .................................................            810,000
     2,500,000      Principal Bond, Series B, 6.250% due 5/21/15 .......................          2,250,000
                                                                                               ------------
                                                                                                  3,060,000
                                                                                               ------------
                  CROATIA -- 0.2%
       827,273    Republic of Croatia, FRN, 7.750% due 7/31/10* ........................            765,228
                                                                                               ------------

                               See accompanying notes to financial statements.

                                                                                                     Page 5

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Statement of Investments (unaudited) (continued)
November 30, 2000


     Principal
    Amount (a)    BONDS+ -- 92.2% (continued)                                                       Value
--------------------------------------------------------------------------------------------------------------
                  ECUADOR -- 5.0%
                  Republic of Ecuador:
     7,000,000      12.000% due 11/15/12# ..............................................       $  4,585,000
    24,700,000      4.000% due 8/15/30* ................................................          9,030,937
     6,220,000      4.000% due 8/15/30*,# ..............................................          2,274,188
                                                                                               ------------
                                                                                                 15,890,125
                                                                                               ------------
                  INDONESIA -- 1.3%
     2,000,000    APP China Group Ltd, 14.000% due 3/15/10(c) ..........................            625,220
     5,804,260    Pt Polytama Propindo, 11.250% due 6/15/07(d) .........................            594,937
                  Tjiwi Kimia International Finance Company B.V.:
     1,000,000      13.250% due 8/1/01 .................................................            775,000
     5,000,000      10.000% due 8/1/04 .................................................          2,075,000
                                                                                               ------------
                                                                                                  4,070,157
                                                                                               ------------
                  IVORY COAST -- 0.7%
    16,225,000    Republic of Ivory Coast, 2.000% due 3/31/18* .........................          2,271,500
                                                                                               ------------
                  JAMAICA -- 0.2%
       500,000    Government of Jamaica, 12.750% due 9/1/07# ...........................            495,000
                                                                                               ------------
                  MEXICO -- 6.6%
     3,000,000    Grupo Industrial Durango, 12.000% due 7/15/01 ........................          3,037,500
     2,000,000    Hylsa S.A. de C.V., 9.250% due 9/15/07 ...............................          1,430,000
                  Petroleos Mexicanos:
     2,800,000      9.250% due 3/30/18 .................................................          2,712,500
     4,000,000      9.500% due 9/15/27 .................................................          3,930,000
     3,000,000      Series P, 9.500% due 9/15/27 .......................................          3,060,000
     6,000,000      Project Funding Master Trust, 9.125% due 10/13/10# .................          5,895,000
                  United Mexican States:
       270,000      9.875% due 2/1/10 ..................................................            281,340
       680,000      11.375% due 9/15/16 ................................................            778,430
                                                                                               ------------
                                                                                                 21,124,770
                                                                                               ------------
                  PANAMA -- 4.5%
                  Republic of Panama:
     1,150,000      8.875% due 9/30/27 .................................................            958,813
    15,625,000      IRB, 4.500% due 7/17/14* ...........................................         12,363,281
     1,608,385      PDI, 7.750% due 7/17/16*(e) ........................................          1,230,414
                                                                                               ------------
                                                                                                 14,552,508
                                                                                               ------------
                               See accompanying notes to financial statements.

Page 6

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Investments (unaudited) (continued)
November 30, 2000


     Principal
    Amount (A)    BONDS+ -- 92.2% (continued)                                                       Value
--------------------------------------------------------------------------------------------------------------
                  PERU -- 4.7%
                  Republic of Peru:
     1,435,000      FLIRB, 3.750% due 3/7/17* ..........................................       $    774,900
    23,440,000      PDI Bond, 4.500% due 3/7/17* .......................................         14,342,350
                                                                                               ------------
                                                                                                 15,117,250
                                                                                               ------------
                  PHILIPPINES -- 3.0%
                  Republic of the Philippines:
     5,625,000      9.875% due 1/15/19 .................................................          4,275,000
     6,700,000      10.625% due 3/16/25 ................................................          5,238,563
                                                                                               ------------
                                                                                                  9,513,563
                                                                                               ------------
                  POLAND -- 0.7%
                  Republic of Poland:
       750,000      Par Bond, 3.750% due 10/27/24* .....................................            483,750
     1,760,000      PDI Bond, 6.000% due 10/27/14* .....................................          1,639,000
                                                                                               ------------
                                                                                                  2,122,750
                                                                                               ------------
                  RUSSIA -- 20.5%
                  Russian Government:
     4,050,000      8.250% due 3/31/10 .................................................          2,500,875
       247,611      8.250% due 3/31/10# ................................................            152,900
    73,262,000      2.500% due 3/31/30* ................................................         26,374,320
   101,510,550      2.500% due 3/31/30*,# ..............................................         36,543,798
                                                                                               ------------
                                                                                                 65,571,893
                                                                                               ------------
                  URUGUAY -- 0.9%
                  Uruguay:
     1,197,367      DCB, Series B, 7.9375% due 2/18/07* ................................          1,161,446
     1,941,176      NMB, 7.1875% due 2/19/06* ..........................................          1,878,087
                                                                                               ------------
                                                                                                  3,039,533
                                                                                               ------------
                  VENEZUELA -- 14.0%
                  Republic of Venezuela:
    12,438,000      13.625% due 8/15/18 ................................................         11,567,340
       490,000      9.250% due 9/15/27 .................................................            324,380
    12,000,000      DISC, 7.5625% due 3/31/20* .........................................          9,180,000
    16,250,149      FLIRB, Series A, 7.625% due 3/31/07* ...............................         13,365,747
       464,286      FLIRB, Series B, 7.625% due 3/31/07* ...............................            381,875
    12,014,390      NMB, 8.000% due 12/18/05* ..........................................         10,032,016
                                                                                               ------------
                                                                                                 44,851,358
                                                                                               ------------
                  TOTAL BONDS (cost -- $314,338,685) ...................................        295,470,917
                                                                                               ------------
                               See accompanying notes to financial statements.

                                                                                                     Page 7

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Statement of Investments (unaudited) (concluded)
November 30, 2000


     Principal
    Amount (a)    LOAN PARTICIPATIONS+,++ -- 7.8%                                                   Value
--------------------------------------------------------------------------------------------------------------
                  The People's Democratic Republic of Algeria:
        36,708      Tranche 1, 7.1875% due 9/4/06* (Chase Manhattan Bank) ..............       $     30,926
       987,500      Tranche 3, 7.1875% due 3/4/10* (Chase Manhattan Bank) ..............            785,062
Yen530,000,000      Tranche 3, 7.1875% due 3/4/10* (Chase Manhattan Bank) ..............          3,297,863
     3,437,500    Government of Jamaica, Tranche B, 7.5625% due 11/15/04*
                    (Chase Manhattan Bank, Morgan Guaranty Trust Company) ..............          3,153,906
     3,000,000    Russia Government, Foreign Trade Obligation## (Bank of America) ......          1,035,000
    18,117,641    Kingdom of Morocco, Tranche B, 7.750% due 1/1/04*
                    (Chase Manhattan Bank, Morgan Stanley Emerging Markets, Inc.) ......         16,849,406
                                                                                               ------------
                  TOTAL LOAN PARTICIPATIONS (Cost -- $25,978,456) ......................         25,152,163
                                                                                               ------------
                  TOTAL INVESTMENTS -- 100.0% (Cost -- $340,317,141**) .................       $320,623,080
                                                                                               ============

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT NOVEMBER 30, 2000:

              CONTRACTS        IN EXCHANGE     CONTRACTS AT        DELIVERY        UNREALIZED
             TO DELIVER            FOR             VALUE             DATE         APPRECIATION
           --------------     ------------    --------------       --------       ------------
Sale...... Yen 352,000,000    US $3,759,176    US $3,230,765       9/11/00          $528,411

------------
   (a) Principal denominated in U.S. dollars unless otherwise indicated.
   (b) Coupon rate is derived from a formula based on the yields of other Argentina Global bonds.
   (c) The bond is denominated in units. Each unit is equal to $1,000 and one warrant to buy 12.914 shares of Asia Pulp & Paper at $7.8375 per share. The warrant will expire on March 15, 2005.
   (d) Payment-in-kind security. Interest earned is capitalized as additional principal when received by the Fund.
   (e) Payment-in-kind security for which all or part of the interest earned is capitalized as additional principal.
     * Rate shown reflects current rate in effect at November 30, 2000 on instrument with variable rates or step coupon rates.
    ** Aggregate cost for federal income tax purposes is substantially the same.
     + Security is segregated as collateral pursuant to a loan agreement. See
       Note 4.
    ++ Participation interests were acquired through the financial institutions indicated parenthetically. See Note 5.
     # Pursuant to Rule 144A of the Securities Act of 1933, this security can only be sold to qualified institutional investors.
    ## Non-income producing security.

   Abbreviations used in this statement:
   BOCON    - Bonos De Consolidacion.
   DCB      - Debt Conversion Bond.
   DISC     - Discount Bond.
   FLIRB    - Front Loaded Interest Reduction Bond.
   FRN      - Floating Rate Note.
   IRB      - Interest Reduction Bond.
   MYDFA    - Multi Year Depository Facility Agreement.
   NMB      - New Money Bond.
   PDI      - Past Due Interest.
   Peso     - Argentina Peso.
   Yen      - Japanese Yen.

                 See accompanying notes to financial statements.

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Statement of Assets and Liabilities
November 30, 2000 (unaudited)

ASSETS
  Investments, at value (cost -- $340,317,141).......................................   $320,623,080
  Receivable for securities sold.....................................................     38,186,515
  Interest receivable................................................................      8,459,559
  Foreign currency contracts receivable..............................................        528,411
  Prepaid expenses...................................................................          2,990
                                                                                        ------------
  Total Assets.......................................................................    367,800,555
                                                                                        ------------
LIABILITIES
  Payable to bank....................................................................        331,070
  Loan payable (Note 4)..............................................................    100,000,000
  Payable for securities purchased...................................................      8,792,755
  Interest expense payable on loan...................................................        376,002
  Management fee payable (Note 2)....................................................        257,119
  Accrued expenses...................................................................        176,217
                                                                                        ------------
  Total Liabilities..................................................................    109,933,163
                                                                                        ------------
  Net Assets.........................................................................   $257,867,392
                                                                                        ============
NET ASSETS
  Common Stock ($0.001 par value, authorized
    100,000,000; 23,525,237 shares outstanding)......................................   $     23,525
  Additional paid-in capital.........................................................    324,815,901
  Undistributed net investment income................................................      1,864,373
  Accumulated net realized loss on investments.......................................    (49,663,482)
  Net unrealized depreciation on investments and foreign currencies..................    (19,172,925)
                                                                                        ------------
  Net Assets.........................................................................   $257,867,392
                                                                                        ============
NET ASSET VALUE PER SHARE ($257,867,392 / 23,525,237 shares).........................         $10.96
                                                                                              ======

                 See accompanying notes to financial statements.

                                                                                              Page 9

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Operations
For the Six Months Ended November 30, 2000 (unaudited)

INCOME
  Interest (includes discount accretion of $4,620,606)...............................    $ 27,024,207

EXPENSES
  Interest on loan.....................................................    $4,398,497
  Management fee.......................................................     1,615,492
  Custodian............................................................        66,795
  Printing.............................................................        31,110
  Audit and tax services...............................................        27,999
  Legal................................................................        25,620
  Transfer agent expenses..............................................        18,483
  Listing fees.........................................................        17,782
  Directors' fees and expenses.........................................        16,653
  Other...............................................................         18,435       6,236,866
                                                                           ----------    ------------
Net Investment Income................................................................      20,787,341
                                                                                         ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net Realized Gain on:
    Investments......................................................................      27,333,324
    Foreign currency transactions....................................................         344,738
                                                                                         ------------
                                                                                           27,678,062
                                                                                         ------------
  Net Change in Unrealized Appreciation (Depreciation) on:
    Investments......................................................................     (26,659,238)
    Foreign currency contracts and other assets and liabilities
      denominated in foreign currencies..............................................         303,602
                                                                                         ------------
                                                                                          (26,355,636)
                                                                                         ------------
Net Gain on Investments and Foreign Currency Transactions............................       1,322,426
                                                                                         ------------
Net Increase in Net Assets From Operations ..........................................    $ 22,109,767
                                                                                         ============

                 See accompanying notes to financial statements.

Page 10

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Changes in Net Assets
For the Six Months Ended November 30, 2000 (unaudited) and the Year Ended May 31, 2000

                                                                      NOVEMBER 30,          MAY 31,
                                                                          2000               2000
------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income.............................................  $ 20,787,341        $ 33,328,711
  Net realized gain on investments and foreign currency transactions    27,678,062          10,223,710
  Net change in unrealized appreciation (depreciation)..............   (26,355,636)         21,148,019
                                                                      ------------        ------------
  Net Increase in Net Assets From Operations........................    22,109,767          64,700,440
                                                                      ------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income........................................   (19,343,480)        (38,496,993)
  From net realized capital gains...................................       --                   --
                                                                      ------------        ------------
  Net Decrease in Net Assets From
    Dividends and Distributions to Shareholders.....................   (19,343,480)        (38,496,993)
                                                                      ------------        ------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares issued in reinvestment of dividends
    (91,554 and 268,061 shares issued)..............................     1,041,572           2,849,104
                                                                      ------------        ------------

Total Increase in Net Assets........................................     3,807,859          29,052,551
                                                                      ------------        ------------
NET ASSETS
  Beginning of period...............................................   254,059,533         225,006,982
                                                                      ------------        ------------
  End of period (includes undistributed net investment income of
    $1,864,373 and $420,512, respectively)..........................  $257,867,392        $254,059,533
                                                                      ============        ============

Statement of Cash Flows
For the Six Months Ended November 30, 2000 (unaudited)

Cash Flows From Operating Activities:
  Purchases of securities............................................................     $(300,539,303)
  Net sales of short-term investments................................................        18,812,425
  Proceeds from sales of securities and principal paydowns...........................       285,049,713
                                                                                          -------------
                                                                                              3,322,835
  Net investment income..............................................................        20,787,341
  Adjustments to reconcile net investment income to net cash provided by operating activities:
    Accretion of discount on investments.............................................        (4,620,606)
    Interest on payment-in-kind bonds................................................           (35,623)
    Net change in receivables/payables related to operations.........................        (1,483,627)
                                                                                          -------------
    Net Cash Provided by Operating Activities........................................        17,970,320
                                                                                          -------------
Cash Flows Used by Financing Activities:
  Proceeds from shares issued in reinvestment of dividends...........................         1,041,572
  Dividends and distributions paid...................................................       (19,343,480)
                                                                                          -------------
  Net Cash Used by Financing Activities..............................................       (18,301,908)
                                                                                          -------------
Net Decrease in Cash.................................................................          (331,588)
Cash at Beginning of Period..........................................................               518
                                                                                          -------------
Payable to Bank at End of Period.....................................................     $    (331,070)
                                                                                          =============
                 See accompanying notes to financial statements.

                                                                                                Page 11

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Notes to Financial Statements (unaudited)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Emerging Markets Income Fund II Inc (the "Fund") was incorporated in Maryland on April 27, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock. The Fund's primary investment objective is to seek high current income through investments in selected debt securities of emerging markets countries. As a secondary objective, the Fund seeks capital appreciation.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     (a) Securities valuation. In valuing the Fund's assets, all securities and options for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked price if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

     (b) Securities transactions and investment income. Securities transactions are recorded on the trade date. Interest income is accrued on a daily basis. Discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

     (c) Foreign currency translation. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation using the 12:00 noon rate of exchange reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C
     securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, pursuant to U.S. federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

     (d) Federal income taxes. It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

     (e) Repurchase agreements. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     (f) Distribution of income and gains. The Fund declares and pays distributions to shareholders quarterly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales and post-October losses incurred by the Fund. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

     (g) Forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contract is marked to market to reflect the change in the currency exchange rate. The change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

     (h) Option contracts. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, and marked-to-market on each valuation date to reflect the current market value of the option. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. For options closed through an offsetting purchase or sale, the difference between the premium received or paid in the initial transaction and the amount paid or received in effecting the closing transaction is treated as a realized gain or loss. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received on the option. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund.

     (i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. For the six months ended November 30, 2000, the Fund paid interest expense of $4,431,972.

2.   MANAGEMENT AND ADVISORY FEES AND OTHER TRANSACTIONS

         The Fund has entered into a management agreement with PIMCO Advisors LP (the "Investment Manager"), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

         The Investment Manager and the Fund have entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc (the "Investment Adviser"), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc.("SSBH"), pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

         The Fund pays the Investment Manager a monthly fee at an annual rate of 1.20% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .70% of the Fund's average weekly net assets for its services.

         At November 30, 2000 the Investment Adviser owned 4,849 shares of the Fund. Certain officers and/or directors of the Fund are officers and/or directors of the Investment Manager or the Investment Adviser.

         All officers and two directors of the Fund are employees of the Investment Manager and/or the Investment Adviser.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

3.   PORTFOLIO ACTIVITY AND TAX INFORMATION

     Cost of purchases and proceeds from sales of securities, excluding short-term investments for the six months ended November 30, 2000 aggregated $309,264,558 and $310,129,922, respectively. The federal income tax cost basis of the Fund's investments at November 30, 2000 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $8,780,417 and $28,474,478, respectively, resulting in a net unrealized appreciation on investments of $19,694,061.

     In the year ended May 31, 2000, permanent book/tax differences were reclassified from accumulated net realized loss on investments to undistributed net investment income.

4.   BANK LOAN

     The Fund has borrowed $100,000,000 pursuant to a secured loan agreement (the "Loan Agreement") with ING Barings (U.S.) Capital LLC. The interest rate on the loan is 8.46% and the maturity date is May 15, 2001. The collateral for the loan was valued at $320,623,080 on November 30, 2000 and is being held in a segregated account by the Fund's custodian. In accordance with the terms of the loan agreement, the Fund must maintain a level of collateral to debt of not less than 300%.

5.   LOAN PARTICIPATIONS/ASSIGNMENTS

     The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participations at November 30, 2000 was $25,152,163.

     In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

     The Fund may have difficulty disposing of participations/assignments because the market for certain instruments may not be highly liquid.

6.   "WHEN AND IF" ISSUED BONDS

     "When and if" issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if" issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if" issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if" issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Notes to Financial Statements (unaudited) (concluded)

7.   CREDIT AND MARKET RISK

     The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. At November 30, 2000, the Fund has a concentration of risk in sovereign debt of emerging market countries.

8.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     The Fund enters into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of November 30, 2000, the Fund has outstanding contracts to sell 352,000,000 Japanese Yen for US $3,759,176 for a scheduled settlement of March 12, 2001.

     The Fund enters into option transactions as part of its investment strategy or to hedge against possible changes in the market value of certain securities held. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

9.   DIVIDEND SUBSEQUENT TO NOVEMBER 30, 2000

     On December 1, 2000, the Board of Directors of the Fund declared a common stock dividend of $0.4125 per share from net investment income. The dividend was payable on December 29, 2000 to shareholders of record December 12, 2000.

10.  CAPITAL LOSS CARRYFORWARD

     At May 31, 2000, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $76,746,400, available to offset future capital gains through May 31, 2008. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed. The amount and date of expiration of the carryforward losses is indicated below:

                          May 2007                           May 2008
                          ---------                          ---------
                         $64,935,000                        $11,811,400
Page 16

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Financial Highlights

Selected data for a share of common stock outstanding throughout the period:


                                            PERIOD ENDED                  YEAR ENDED
                                            NOVEMBER 30,    ----------------------------------------
                                                2000        MAY 31,    MAY 28,   MAY 29,     MAY 31,
                                             (UNAUDITED)     2000       1999      1998        1997
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period......    $10.84        $ 9.71    $15.03     $17.19     $13.54
                                              ------        ------    ------     ------     ------
Net investment income.....................      0.89          1.36      1.78       1.68       1.74
Net realized gain (loss) and change in
   unrealized appreciation (depreciation)
   on securities and foreign currency
   translations...........................      0.06          1.41     (4.45)     (0.86)      3.56
                                              ------        ------    ------     ------     ------
Total from investment operations..........      0.95          2.77     (2.67)      0.82       5.30
                                              ------        ------    ------     ------     ------
Dividends to shareholders from net
   investment income......................     (0.83)        (1.65)    (1.80)     (1.59)     (1.50)
Dividends to shareholders from net
   realized capital gains.................       --           --       (0.88)     (1.39)     (0.15)
                                              ------        ------    ------     ------     ------
Total dividends and
   distributions to shareholders..........     (0.83)        (1.65)    (2.68)     (2.98)     (1.65)
                                              ------        ------    ------     ------     ------
Increase in net asset value due to shares
   issued on reinvestment of dividends....      --            0.01      0.03       --         --
                                              ------        ------    ------     ------     ------
Net increase (decrease) in net asset value      0.12          1.13     (5.32)     (2.16)      3.65
                                              ------        ------    ------     ------     ------
Net asset value, end of period............    $10.96        $10.84    $ 9.71     $15.03     $17.19
                                              ======        ======    ======     ======     ======
Per share market value, end of period.....   $11.125      $10.8125   $11.875   $15.4375     $15.75
                                             =======      ========   =======   ========     ======
Total investment return based on market
   price per share (a)....................    10.55%         5.83%    -0.43%     17.51%     26.84%
Ratios to Average Net Assets:
   Total expenses, including interest
     expense..............................     4.64%(b)      4.45%     4.00%      3.14%      3.34%
   Total expenses, excluding interest
     expense (operating expenses).........     1.37%(b)      1.39%     1.35%      1.35%      1.37%
   Net investment income..................    15.48%(b)     13.52%    17.52%     10.16%     11.29%
Supplemental Data:
   Net assets, end of period (000)........  $257,867      $254,060  $225,007   $335,080   $377,252
   Portfolio turnover rate................       90%           93%      148%       136%       172%
   Bank loan outstanding, end of period
     (000) ...............................  $100,000      $100,000  $100,000   $100,000   $100,000
   Interest rate on bank loan, end of
     period ..............................     8.46%      8.67125%     6.83%   6.28125%      6.50%
   Weighted average bank loan (000).......  $100,000      $100,000  $100,000   $100,000   $100,000
   Weighted average interest rate.........     8.80%(b)      7.55%     6.11%      6.46%      6.67%

----------------

(a) Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(b) Annualized.

                                                                                           Page 17

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Selected Quarterly Financial Information


Summary of quarterly results of operations (unaudited)*

                                                                                  NET REALIZED GAIN
                                                                                 (LOSS) & CHANGE IN
                                                        NET INVESTMENT             NET UNREALIZED
                                                            INCOME           APPRECIATION (DEPRECIATION)
                                                      -------------------    --------------------------
                                                                     PER                       PER
QUARTERS ENDED                                         TOTAL        SHARE         TOTAL       SHARE
-------------------------------------------------------------------------------------------------------
August 31, 1996.............................         $10,367      $ .47         $15,085      $ .69

November 30, 1996...........................           9,927        .46          39,475       1.80

February 28, 1997...........................           8,948        .40          19,218        .88

May 31, 1997................................           9,003        .41           4,101        .19

August 31, 1997.............................           8,485        .39          17,668        .80

November 30, 1997...........................           8,725        .39         (26,874)     (1.21)

February 27, 1998...........................           9,829        .45           5,778        .25

May 29, 1998................................           9,661        .45         (15,385)      (.70)

August 31, 1998.............................           9,371        .42        (170,243)     (7.62)

November 30, 1998...........................          11,344        .50          65,572       2.94

February 26, 1999...........................           9,629        .42         (19,300)      (.85)

May 28, 1999................................          10,102        .44          25,315       1.08

August 31, 1999.............................           9,044        .39            (732)      (.03)

November 30, 1999...........................           8,728        .37          26,023       1.12

February 29, 2000...........................           7,396        .32          26,617       1.13

May 31, 2000................................           8,161        .28         (20,536)      (.81)

August 31, 2000.............................          12,146        .52          33,641       1.43

November 30, 2000...........................           8,641        .37         (32,319)     (1.37)

--------------
*Totals expressed in thousands of dollars except per share amounts.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Directors                                         The Emerging Markets
                                                  Income Fund II Inc
CHARLES F. BARBER
      Consultant; formerly Chairman,                    7 World Trade Center
      ASARCO Incorporated                               New York, New York 10048
                                                        For information call (toll free)
LESLIE H. GELB                                          1-888-777-0102
      President, The Council
      on Foreign Relations                        INVESTMENT MANAGER
                                                        PIMCO Advisors LP
HEATH B. MCLENDON                                       800 Newport Center Drive
      Co-Chairman of the Board;                         Newport Beach, California 92660
      Managing Director, Salomon
      Smith Barney Inc.                           INVESTMENT ADVISER
      President, Smith Barney Mutual Fund               Salomon Brothers Asset Management Inc
      Management Inc.                                   7 World Trade Center
      Chairman, Smith Barney                            New York, New York 10048
      Strategy Advisors Inc.
                                                  CUSTODIAN
RIORDAN ROETT                                           Brown Brothers Harriman & Co.
      Professor and Director,                           40 Water Street
      Latin American Studies Program,                   Boston, Massachusetts 02109
      Paul H. Nitze School of Advanced
      International Studies,                      DIVIDEND DISBURSING AND TRANSFER AGENT
      Johns Hopkins University                          American Stock Transfer & Trust Company
                                                        40 Wall Street
JESWALD W. SALACUSE                                     New York, New York 10005
      Henry J. Braker Professor of
      Commercial Law, and formerly Dean,          INDEPENDENT ACCOUNTANTS
      The Fletcher School of Law & Diplomacy            PricewaterhouseCoopers LLP
      Tufts University                                  1177 Avenue of the Americas
                                                        New York, New York 10036
STEPHEN J. TREADWAY
      Co-Chairman of the Board;                   LEGAL COUNSEL
      Executive Vice President,                         Simpson Thacher & Bartlett
      PIMCO Advisors LP                                 425 Lexington Avenue
      Chairman and President,                           New York, New York 10017
      PIMCO Funds Distributors LLC
                                                  NEW YORK STOCK EXCHANGE SYMBOL
                                                        EDF
Officers

HEATH B. MCLENDON
      Co-Chairman of the Board

STEPHEN J. TREADWAY
      Co-Chairman of the Board

LEWIS E. DAIDONE
      Executive Vice President & Treasurer

JAMES E. CRAIGE
      Executive Vice President

THOMAS K. FLANAGAN
      Executive Vice President

NEWTON B. SCHOTT, JR.
      Executive Vice President

PETER J. WILBY
      Executive Vice President

CHRISTINA T. SYDOR
      Secretary

ANTHONY PACE
      Controller

                 The Emerging Markets
                 Income Fund II Inc


                 Semi-Annual Report
                 November 30, 2000



               ---------------------------------------------
                     The Emerging Markets Income Fund II Inc
                     ---------------------------------------------

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005

EDFSEMI 11/00


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